UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2006


                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


         New York                    1-14761                     13-4007862
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

     One Corporate Center, Rye, NY                                  10580
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          GAMCO Investors, Inc. (the "Corporation") received notice from Frederic V. Salerno, a director of the Corporation and Chairman of its Audit Committee, that he will be resigning as a director of the Corporation effective March 7, 2006, in order to pursue other professional interests. Mr. Salerno said that his resignation was not because of any disagreement with the Corporation and that he would remain available as an adviser to the Corporation and its Board.

SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GAMCO Investors, Inc.

                                                By: /s/ Michael R. Anastasio Jr.
                                                   -----------------------------
                                                        Michael R. Anastasio Jr.
                                                        Chief Financial Officer


Date: March 3, 2006